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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 12, 2000
                                                           -------------

                                  POPULAR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)




COMMONWEALTH OF PUERTO RICO         NO. 0-13818             NO. 66-0416582
---------------------------         -----------             --------------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)



         209 MUNOZ RIVERA AVENUE
          HATO REY, PUERTO RICO                                  00918
 ----------------------------------------                      ---------
 (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (787) 765-9800
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On July 12, 2000, Popular, Inc.(the "Corporation") announced in a news release its operational results for the quarter and six-month period ended June 30, 2000. A copy of the Corporation's release, dated July 12, 2000, is attached hereto as Exhibit 99(a) and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)     Exhibits

      99(a)   News release, dated July 12, 2000, announcing the Corporation's consolidated earnings for the quarter and six-month period ended June 30, 2000.












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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     POPULAR, INC.
                                      -----------------------------------------
                                                     (Registrant)






Date:  July 14, 2000               By: /S/ Jorge A. Junquera
       --------------                 -----------------------------------------
                                    Name: Jorge A. Junquera
                                    Title: Senior Executive Vice President








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                                  EXHIBIT INDEX

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Exhibit Number                               Description
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
99(a)                                News release, dated July 12, 2000
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